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                           BNY HAMILTON FUNDS, INC.

                         Supplement dated June 1, 2007
                                      to
             BNY Hamilton Equity Funds Prospectus--Class A Shares
                                      and
              BNY Hamilton Funds Prospectus--Institutional Shares
                           each dated April 30, 2007

Effective June 1, 2007, the following changes have been made to the Prospectuses referenced above:

The paragraph entitled "BNY Hamilton Large Cap Value Fund" in the section entitled "Portfolio Managers" has been revised as follows:

BNY Hamilton Large Cap Value Fund is managed by William C. McClean III and Henry A. Wilmerding. Mr. Wilmerding reports to Mr. McClean, although both share equal portfolio management responsibilities in respect of the Fund. Mr. McClean has been a Portfolio Manager at Estabrook for more than five years and Estabrook's President and a manager of the Fund since September 1, 2003. He joined Estabrook in 1986 after 12 years as a Manager at Brown Brothers Harriman & Co., most recently in its Foreign Investment Department. Mr. Wilmerding has been a Portfolio Manager at Estabrook for more than five years. Prior to joining Estabrook in 1995, Mr. Wilmerding was employed by Brown Brothers Harriman & Co. where he served in the Investment Advisory Department. Mr. Wilmerding has managed the Fund since June 2007.